Exhibit 99.1

ORBCOMM ANNOUNCES LAUNCH OF PUBLIC OFFERING OF COMMON STOCK

Rochelle Park, NJ, April 5, 2018 - ORBCOMM Inc. (Nasdaq: ORBC), a global provider of industrial Internet of Things (IoT) solutions, announced today that it has commenced an underwritten public offering (the “Offering”) of 3,000,000 shares of its common stock. ORBCOMM has granted the underwriters a 30-day option to purchase up to an additional 450,000 shares.

ORBCOMM intends to use the net proceeds from the Offering for general corporate purposes, which may include, among other things, future acquisitions as part of its strategy to pursue growth opportunities, debt repayment, stock repurchases, working capital and/or capital expenditures. Net proceeds may be temporarily invested before use.

Raymond James & Associates, Inc. and Canaccord Genuity LLC are acting as book-running managers for the Offering.

A shelf registration statement on Form S-3 relating to the public offering of the shares of common stock described above was filed with the Securities and Exchange Commission (the “SEC”) and is effective. A preliminary prospectus supplement relating to the Offering will be filed with the SEC and will be available on the SEC’s web site at www.sec.gov. When available, copies of the preliminary prospectus supplement may also be obtained from Raymond James & Associates, Inc., Attention: Syndicate, 880 Carillon Parkway, St. Petersburg, Florida 33716, by telephone at 1-800-248-8863, or by email at prospectus@raymondjames.com; or Canaccord Genuity LLC, Attention: Equity Syndicate Department, 99 High Street, 12th Floor, Boston, Massachusetts 02110, by telephone at (617) 371-3900, or by email at prospectus@canaccordgenuity.com.

This press release is not an offer to sell and is not soliciting an offer to buy any of the securities, nor shall there be any offer or sale of the securities in any jurisdiction where the offer or sale is not permitted.

About ORBCOMM Inc.

ORBCOMM (Nasdaq: ORBC) is a global leader and innovator in the industrial Internet of Things, providing solutions that connect businesses to their assets to deliver increased visibility and operational efficiency. The company offers a broad set of asset monitoring and control solutions, including seamless satellite and cellular connectivity, unique hardware and powerful applications, all backed by end-to-end customer support, from installation to deployment to customer care. ORBCOMM has a diverse customer base including premier OEMs, solutions customers and channel partners spanning transportation, supply chain, warehousing and inventory, heavy equipment, maritime, natural resources, and government. For more information, visit www.orbcomm.com.

Forward-Looking Statements

Certain statements discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to ORBCOMM’s plans, estimates, objectives and expectations for future events and include statements about ORBCOMM’s expectations, beliefs, plans, estimates, objectives, intentions, assumptions and other statements that are not historical facts. Such forward-looking statements, including those concerning ORBCOMM’s expectations and estimates, are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from the results, projected, expected or implied by the forward-looking statements, some of which are beyond ORBCOMM’s control, that may cause ORBCOMM’s actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In addition, specific consideration should be given to various factors described in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in ORBCOMM’s Annual Report on Form 10-K for the year ended December 31, 2017, and other documents, on file with the Securities and Exchange Commission. ORBCOMM undertakes no obligation to publicly revise any forward-looking statements or cautionary factors, except as required by law.

Contacts

Investor Inquiries:

ORBCOMM Inc.

Michelle Ferris, 703-433-6516

Director of Corporate Communication

sferris.michelle@orbcomm.com

or

Financial and Trade Media:

The Abernathy MacGregor Group

Blair Hennessy, 212-371-5999

Vice President

bth@abmac.com